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                                                                      EXHIBIT 99



                                    SERVICO
                                HOTELS & RESORTS

                       NEW YORK STOCK EXCHANGE SYMBOL SER

                                  NEWS RELEASE
                                  ------------

FOR IMMEDIATE RELEASE                         CONTACT:        SERVICO, INC.
                                                              Warren M. Knight
                                                              Vice President -
                                                                Finance
March 23, 1998                                                (561) 689-9970

                                                              IMPAC HOTEL GROUP
                                                              Robert S. Cole
                                                              President
                                                              (404) 364-9400

                   SERVICO AND IMPAC HOTEL GROUP TO MERGE AND
                        OPERATE UNDER THE NAME "LODGIAN"

WEST PALM BEACH/ATLANTA: Servico, Inc. (NYSE:SER), a hotel ownership and management company, which owns or manages 85 hotels with 17,411 rooms in 24 states and Canada, announced today a definitive agreement under which Servico and Impac Hotel Group, a private hotel ownership, management and development company, which owns or manages 55 hotels, with 9,287 rooms in 24 states, will merge to form a new company that will operate under the name "Lodgian". Under the terms of the agreement, Servico's existing shareholders will receive one share of Lodgian common stock for each Servico share held by them (an aggregate of approximately 21 million shares), and Impac's shareholders will receive six million

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     Servico Centre-South * 1601 Belvedere Road * West Palm Beach, FL 33406
                      (561) 689-9970 * Fax (561) 689-0321



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shares of Lodgian common stock. Based on the closing price of Servico's common stock on Friday, March 20th, the transaction value totals $513 million and will increase Servico's total market capitalization by 70% to over $1.2 billion.

         Lodgian will own or manage 140 hotels with 26,698 rooms in 35 states and Canada, creating the largest independent, multi-brand owner and operator of hotels. David Buddemeyer, Servico's Chief Executive Officer, will retain the same position at Lodgian, and Robert Cole, Impac's President, will serve as President of Lodgian. Buddemeyer and Cole will serve as Co-Chairs of Lodgian's Board of Directors. The merger, which has been approved unanimously by Servico's Board of Directors, is expected to close in June subject to customary conditions, including regulatory approvals and approval by Servico's shareholders. Lodgian will be headquartered in Atlanta, Georgia.

         Atlanta based Impac is one of the largest, private, fully integrated hotel companies. Impac owns or manages primarily upscale or mid-market, full-service hotels, most of which have either been developed or renovated within the last five years. Six of Impac's hotels are currently under development and expected to open in 1999, upon which Impac's current shareholders will receive as an "earn out" an additional 1.4 million shares of Lodgian common stock. A pro rated portion of the earn out will be issued following the opening of each development hotel. Impac's hotels are flagged with premium brands such as Marriott, Doubletree and Holiday Inn, and Impac is one of the largest Marriott franchisees with 18



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Marriott branded hotels.

         Impac has successfully implemented its acquisition and development based growth strategy over the last two years, acquiring or developing 37 hotels, making it one of the fastest growing, private hotel companies. Impac is led by an experienced management team, the senior officers of which have an average of 15 years of experience in the hotel business, and has a proven track record of creating value. Impac has developed innovative information technology, including a system that permits it to track guest satisfaction daily. Moreover, Impac's recently opened "revenue center", which centralizes the Company's reservations and sales and marketing functions at one location, is an industry first across multiple branded hotels.

MERGER HIGHLIGHTS

         The merger adds a number of upscale properties to Servico's portfolio and a number of major markets as well. "We are delighted with the merger," said Buddemeyer. "The addition of Impac's up-market and newer vintage hotels strengthens our existing portfolio. Moreover, the new relationships with Marriott and Doubletree will present Lodgian with some exciting re-branding opportunities." Additional merger highlights:

         * The increase in total market capitalization to over $1.2 billion should increase liquidity and significantly reduce the combined companies' cost of capital.

         * The merger is immediately accretive in 1998 and substantially more so in 1999.


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         *        Impac's hotels reflect an average price per room of $59,900, representing a substantial discount to the average estimated replacement cost of over $85,000 per room.

         * Impac's hotels also reflect an initial 1998 EBITDA yield of nearly 11%, increasing to 14% in 1999.

         * Impac's trophy properties include the Marriott at the Denver Airport, the Marriott Downtown Portland and the four star and four diamond Mayfair Hotel in the Coconut Grove section of Miami.

         * Geographic diversity is improved with the addition of 11 new states, including entry into major markets such as Atlanta, Boston, Denver, Los Angeles, Miami, Portland and
                  San Francisco.

         * 18 of Impac's hotels are Marriott branded properties, all but five of which are full-service.

         * The merger is expected to offer opportunities for cost savings in overhead, purchasing, renovation, insurance and related activities.

         * Servico's existing hotels will benefit from Impac's innovative revenue center and management information systems at a nominal cost to the combined companies.


GROWTH POTENTIAL

         "As we continue to reposition and renovate our existing hotels, we expect to benefit from Impac's award winning development and construction expertise," said Buddemeyer. "We believe that this



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will give Lodgian a significant competitive advantage in sourcing acquisition candidates and in pursuing the strategic development of upscale premium branded properties." Buddemeyer added that Impac's six development properties, together with both companies' substantial recent growth (50 hotels or an aggregate investment of over $510 million in the last 12 months), represent a built-in pipeline of substantial internal growth and ramp-up through the end of 1999. "Lodgian should also realize significant additional RevPAR growth from Impac's existing hotels," said Cole, "as a result of Impac's $54 million of capital improvements completed in 1997." Dynamics of future growth:

         * Substantial built-in internal growth with respect to Servico and Impac's existing hotels.

         * Additional built-in 1999 upside as Impac's six development hotels come on-line.

         * Enhanced external growth opportunities as Impac's renovation and development expertise compliments Servico's existing strategy of acquiring and repositioning underperforming hotels.

         * Selected strategic development of upscale, premium branded hotels utilizing Impac's proven development capability.

         * Continued leverage from existing relationships with Marriott, Doubletree and Holiday Inn coupled with the pursuit of additional relationships with upscale, premium brands.

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         *        Divestiture of non-strategic assets and redeployment of
                  capital into higher yielding properties.

         "We at Impac are confident that this merger of two hotel companies with similar investment and management philosophies and complimentary skills will create one of the industry's strongest management teams and will position Lodgian as an aggressive consolidator and strategic developer of upscale and mid-market, full-service hotels," said Cole.

         Lehman Brothers acted as financial advisor for Servico, and Bear Stearns and Allen & Company acted as financial advisors for Impac.

THE COMPANIES

         Servico, Inc. owns or manages 85 hotels with more than 17,400 rooms located in 24 states and Canada. The hotels are primarily full-service, providing food and beverage services, meeting space and banquet facilities. Substantially all of Servico's hotels are affiliated with nationally recognized hospitality franchises, including Holiday Inn, Crowne Plaza, Hilton, Omni, Radisson, Sheraton and Westin. Servico focuses on maximizing shareholder value through the acquisition of underperforming hotels where the Company believes it can make significant improvements in operating results through strategic repositioning, renovation of physical facilities and, if appropriate, changes in franchise affiliation.

         Atlanta based Impac Hotel Group, L.L.C. is a private hotel company that owns, manages and develops upscale and mid-market hotels throughout the United States. Impac's hotels are primarily



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full-service, and its internationally recognized brands include Holiday Inn,
Marriott and Doubletree. Including six hotels currently under development, Impac's portfolio comprises of 53 owned and 2 managed hotels with an aggregate of 9,287 rooms.

         Statements in this release may be construed to be forward looking and are made pursuant to the Safe Harbor provisions of the Private Securities Litigation Reform Act of 1995. Investors are cautioned that all forward looking statements involve risks and uncertainties, including without limitation, risks relating to the operation and acquisition of hotels, the availaibilty of capital to finance growth and the historical cyclicality of the lodging industry.

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                                   FACT SHEET

THE TRANSACTION

         *        Servico and Impac merge to create Lodgian
         *        Largest independent, multi-brand owner and operator of hotels
         * 136 owned hotels with 25,925 rooms operating in 35 states and one Canadian province
         *        Servico's shareholders exchange shares on one-for-one basis
         * Impac's shareholders receive 6 million Lodgian shares (1999 earn out of 1.4 million additional Lodgian shares as development hotels open)
         * Transaction value of $513 million includes $406 million of assumed debt ($80 million of which is attributable to Impac's six development hotels)

SERVICO, INC.                                                           IMPAC HOTEL GROUP, L.L.C.
-------------                                                           -------------------------
83 (16,957 rooms)                  Owned/Opened Hotels                  47 (7,899 rooms)
2 (454 rooms)                          Managed Hotels                   2 (319 rooms)
0                                    Development Hotels                 6 (1,069 rooms)
$300 million (26 hotels)         Recent Acquisitions/Openings           $210 million (24 hotels)
66.7%                                   1997 Occupancy                  62.3%
$71.91                                    1997 ADR                      $69.23
$47.96                                   1997 RevPAR                    $43.13
6.8%                                 1997 RevPAR Growth                 8.0%

MERGER HIGHLIGHTS

         *        Total market capitalization increases to over $1.2 billion
         *        Immediately accretive in 1998 and substantially more so in
                  1999
         * Average per room price of $59,900 for Impac's hotels, a 30% discount to replacement cost
         * Impac's hotels reflect initial EBITDA yields of 11% and 14% for 1998 and 1999
         * Impac's trophy properties include the Denver Airport and downtown Portland Marriotts
         *        Addition of Marriott and Doubletree brands
         * Entry into 11 new states, including those in the high demand/low supply New England and Pacific Northwest regions
         * Potential cost savings in overhead, purchasing, renovation, insurance and related activities
         * Impac's innovative revenue center and management information systems

DYNAMICS OF FUTURE GROWTH

         * Substantial built-in internal growth with respect to both companies' existing hotels (in the last 12 months, over $300 million in acquisitions for Servico and over $210 million in acquisitions and development for Impac)
         * Additional built-in 1999 upside as Impac's six development hotels come on-line
         * Impac's renovation and construction expertise compliments Servico's existing growth strategy of acquiring and repositioning underperforming hotels
         * Selected strategic development of upscale, premium branded hotels
         * New relationships with Marriott and Doubletree present re-branding opportunities
         * Divestiture of non-strategic assets and redeployment of capital into higher yielding properties


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                             FACT SHEET (CONTINUED)

                                                                                                 YEAR              LAST
PROPERTY                            CITY                                  STATE        ROOMS     BUILT          RENOVATION
--------                            ----                                  -----        -----     -----          ----------

Courtyard (1)                       Boston                                 MA           150      1989             development
Courtyard                           Abilene                                TX           100      1996               new build
Holiday Inn                         Anchorage                              AK           252      1971              in process
Fairfield Inn                       Augusta                                GA           117      1990              in process
Courtyard                           Bentonville                            AR            90      1996               new build
Holiday Inn                         Birmingham                             AL           166      1964                  Mar-96
Courtyard                           Buckhead (Atlanta)                     GA           181      1996               new build
Holiday Inn                         Boise                                  ID           266      1968                  Jan-98
Fairfield Inn                       Burlington                             VT           117      1991              in process
Radisson (2)                        Chattanooga                            TN           229      N/A                      N/A
Holiday Inn                         Cincinnati (Downtown)                  OH           246      1968                  Feb-98
Holiday Inn                         Fort Mitchell (Cincinnati)             KY           214      1967                  Feb-98
Holiday Inn                         Clarksburg (Bridgeport)                WV           160      1974                  Apr-97
Residence Inn                       Dedham (Boston)                        MA            81      1998               new build
Holiday Inn Select                  Dallas (DFW Airport North)             TX           282      1976                  Mar-97
Marriott                            Denver (Airport)                       CO           238      1999             development
Holiday Inn                         Florence (Cincinnati)                  KY           106      1967                  Mar-97
Courtyard                           Florence (Cincinnati)                  KY            78      1995               new build
Holiday Inn                         Fairmont                               WV           106      1968                  Mar-97
Comfort Suites                      Greenville                             SC            85      1996               new build
Holiday Inn                         Hamburg (Buffalo)                      NY           128      1968                  Mar-98
Super 8                             Hazard                                 KY            86      1990                  May-97
Doubletree Club                     Hollywood                              CA           161      1965                  Apr-98
Fairfield Inn                       Jackson                                TN           105      1991              in process
Courtyard                           Lafayette                              LA            90      1997               new build
Courtyard                           Livermore (San Francisco)              CA           122      1999             development
Hilton Garden                       Lake Oswego (Portland)                 OR           181      1999             development
Residence Inn                       Little Rock                            AR            96      1998               new build
Doubletree Club                     Louisville                             KY           399      1969                  Mar-97
Crowne Plaza      (3)               Macon                                  GA           298      1974                  May-98
Holiday Inn & Suites                Marietta (Atlanta)                     GA           195      1975                  Jun-96
Mayfair House Hotel                 Coconut Grove (Miami)                  FL           179      1980                  Feb-98
French Quarter Suites               Memphis                                TN           105      1984                  Aug-97
Holiday Inn                         Memphis                                TN           175      1976                  Oct-97
Holiday Inn                         North Miami                            FL            98      1996                  May-98
Fairfield Inn                       Merrimack                              NH           116      1991              in process
Holiday Inn                         Morgantown                             WV           147      1975                  Oct-97
Holiday Inn Sunspree                Myrtle Beach                           SC           133      1978              in process
Holiday Inn Express                 Nashville                              TN           210      1959                  Mar-96
Courtyard                           Paducah                                KY           100      1997               new build
Doubletree Club                     Philadelphia                           PA           188      1973                  Apr-97
Marriott                            Portland (Downtown)                    OR           249      1999             development

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                             FACT SHEET (CONTINUED)




                                                                                                 YEAR              LAST
PROPERTY                            CITY                                  STATE        ROOMS     BUILT          RENOVATION
--------                            ----                                  -----        -----     -----          ----------

Super 8                             Prestonburg                            KY            80      1991                 Apr-97
Hilton Garden                       Rio Rancho                             NM           129      1999            development
Holiday Inn Select                  Riverside                              CA           296      1989                 May-98
Comfort Inn                         San Antonio                            TX           202      1975                 Aug-97
Holiday Inn                         St. Louis (Airport North)              MO           391      1958                 Apr-96
Holiday Inn                         St. Louis (Airport West)               MO           249      1968             in process
Holiday Inn Select                  Strongsville (Cleveland)               OH           299      1972                 Jul-96
Holiday Inn                         Syracuse                               NY           153      1969                 Apr-97
Courtyard (2)                       Tifton                                 GA            90       N/A                    N/A
Courtyard                           Tulsa                                  OK           122      1997              new build
Fairfield Inn                       Valdosta                               GA           108      1963                 Jul-97
Holiday Inn                         Valdosta                               GA           173      1963                 Jul-97
Holiday Inn Select                  Wilsonville (Portland)                 OR           170      1974                 Dec-97
                                                                                      -----
                                                                                      9,287

Notes:
----------

(1) UNDER CONTRACT
(2) HOTEL MANAGED FOR 3RD PARTY
(3) 60% JOINT VENTURE

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